                                                                    EXHIBIT 10.2


THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON OCTOBER 11, 2002. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE A VIOLATION OF THE 1933 ACT AND THE STATE ACTS.



                            COMFORT SYSTEMS USA, INC.

                 STOCK PURCHASE WARRANT AND REPURCHASE AGREEMENT


Date of Issuance: October 11, 2002                            Certificate No. W1

         FOR VALUE RECEIVED, COMFORT SYSTEMS USA, INC., a Delaware corporation (the "Company"), hereby grants to GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (the "Purchaser"), or its permitted assigns (the holder of this Stock Purchase Warrant and Repurchase Agreement (this "Warrant") is referred to as the "Holder"), the right to purchase from the Company 409,051 shares of the Company's Warrant Stock, representing 1% of the fully diluted equity interests of the Company (excluding stock options with an exercise price equal to or greater than ten dollars ($10.00) per share) on the date of this Warrant, at a purchase price per share of $0.01 (the "Exercise Price"). Certain capitalized terms used herein are defined in Section 6 hereof and elsewhere herein. This Warrant was issued pursuant to the terms of that certain Credit Agreement, dated as of even date herewith, among the Company, the Purchaser, the other Credit Parties party thereto, and the lenders signatory thereto from time to time (as amended, restated, supplemented and modified from time to time, the "Credit Agreement"). Capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Credit Agreement, including Annex A thereof.

         The amount and kind of securities issuable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

         This Warrant is subject to the following provisions:

Section 1. Exercise of Warrant.

                  1A. Exercise Period. The Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of

Issuance to and including the later of (i) the fifth anniversary of the Date of Issuance and (ii) 30 days after the date on which the Obligations shall have been paid in full in cash (the "Exercise Period"). The Company shall give the Holder written notice of the expiration of the Exercise Period at least 30 days but not more than 90 days prior to the end of the Exercise Period.

                  1B. Exercise Procedure.

                  (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                           (a) a completed Exercise Agreement, as described in
Section 1C below and in the form substantially as set forth in Exhibit I hereto, executed by the Person exercising all or part of the purchase rights represented by this Warrant;


                           (b) this Warrant (except in the event the Holder does
not have possession due to a default by the Company of its obligations to issue a new Warrant as required under subsection 1(B)(ii) hereof);

                           (c) if the Holder of this Warrant is not the
Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Holder, in which case the Holder shall have complied with the provisions set forth in Section 8 hereof; and

                           (d) any of the following (1) a cashier's or certified
check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of equity securities of the Company having a Market Price equal to the Aggregate Exercise Price of the Warrant Stock being purchased upon such exercise, (3) a written notice to the Company that the Holder is exercising this Warrant (or a portion thereof) by authorizing the Company to reduce the outstanding principal balance of any debt instrument of the Company held by the Holder (including, without limitation, under the Credit Agreement) by an amount equal to the Aggregate Exercise Price of the Warrant Stock being purchased upon such exercise, (4) a written notice to the Company that the Holder is exercising this Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Warrant Stock issuable upon such exercise of this Warrant which when multiplied by the Market Price of the Warrant Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant) or (5) any combination of the foregoing.

                  (ii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Holder within five (5) Business Days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement. In addition, the Company shall prepare and deliver a new Warrant as aforesaid in connection with the exercise by the Holder of its right to require the Company to repurchase less than the entire Warrant in accordance with
Section 5 hereof.

                  (iii) The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Holder at the Exercise Time, and the Holder shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time regardless of any failure of the Company to deliver to Holder or such other Person certificates for Warrant Stock issuable upon exercise of this Warrant.

                  (iv) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes and Liens, other than Liens, if any, which the Holder has incurred through actions it has taken.

                  (v) The Company shall not close its books against the transfer of this Warrant or of any share of Underlying Warrant Stock in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock issuable upon exercise of this Warrant is at all times equal to or less than the sum of the Exercise Price then in effect.

                  (vi) The Company shall assist and cooperate with the Holder in making any required governmental filings or obtaining any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

                  (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a Public Offering or a Change of Control, the exercise of all or any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the Public Offering or a Change of Control, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

                  (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Warrant Stock as may from time to time be issuable upon the exercise of the entire outstanding portion of this Warrant. The Company shall take all such actions as may be necessary to assure that all such shares of Warrant Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Warrant Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

                  1C. Exercise Agreement. The Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock issuable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  1D. Effect of Exercise. Upon exercise of this Warrant, the Company shall stamp "EXERCISED" on the face of this Warrant and return the original Warrant (together with a new Warrant if and as required under subsection 1(B)(ii)) to the Holder, it being understood that all of the Holder's and the Company's rights and obligations under this Warrant shall survive the exercise hereof.

         Section 2. Adjustment of Number of Shares. In order to prevent dilution of the rights granted under this Warrant the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

                  2A. Share Revision Price and Adjustment of Number of Shares upon Certain Issuances of Common Stock.

                  (i) If and whenever on or after the Date of Issuance the Company issues or sells, or in accordance with Section 2B is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Market Price of the Common Stock determined as of the date of such issue or sale (or deemed issue or sale) (excluding shares issued in connection with Options outstanding as of the Date of Issuance), then immediately upon such issue or sale the number of shares of Warrant Stock issuable pursuant to this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price by the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Share Revision Price. For purposes hereof, the "Share Revision Price" shall be determined by multiplying the Exercise Price by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale (or deemed issue or sale) multiplied by the Market Price of the Common Stock determined as of the date of such issuance or sale (or deemed issuance or sale), plus (2) the consideration, if any, received by the Company upon such issue or sale, and the denominator of which shall be the product derived by multiplying the

Market Price of the Common Stock by the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

                  (ii) Notwithstanding the foregoing, there shall be no adjustment to the number of shares of Warrant Stock issuable upon exercise of this Warrant with respect to the issuance of Common Stock upon exercise of this Warrant or any other warrant issued to the Purchaser pursuant to the Credit Agreement.

                  (iii) In the event that, at any time while this Warrant remains outstanding, the Company shall issue or sell shares of Common Stock, Options or Convertible Securities or take any action which, pursuant to the provisions of Section 2B hereof results in the Company being deemed to have issued or sold shares of Common Stock, Options or Convertible Securities (an "Issuance"), the Company shall promptly after such Issuance, but in no event later than five (5) Business Days after the date thereof, provide written notice (a "Notice of Issuance") to the Holder. The Notice of Issuance shall set forth the terms and conditions of, or facts and circumstances surrounding, such Issuance (as applicable), including, without limitation to the extent applicable, (i) the type of security issued or sold (or deemed to have been issued or sold) by the Company in the Issuance, (ii) the action taken by the Company which resulted in the issuance or sale (or deemed issuance or sale),
(iii) the price per share of Common Stock, Option or Convertible Security issued or sold (or deemed to have been issued or sold) by the Company in the Issuance,
(iv) the number of shares of Common Stock, Options or Convertible Securities issued or sold (or deemed to have been issued or sold) by the Company in the Issuance, (v) the exercise, exchange or conversion price (and the form of payment thereof) of any Options or Convertible Securities so issued or sold (or deemed to have been issued or sold) by the Company in the Issuance and (vi) the form of consideration received and/or to be received by the Company in exchange for the issuance or sale (or deemed issuance or sale) of such Common Stock, Options or Convertible Securities (and in the event such consideration is other than cash, the value ascribed by the Company to such consideration) in connection with the Issuance.


         During the 30 day period following receipt by the Holder of the Notice of Issuance (the "Challenge Period"), the Holder may deliver to the Company a notice (a "Challenge Notice") informing the Company that the Holder believes that (each of the following, a "Challenge") that (A) the price per share of Common Stock issued or sold (or deemed to have been issued or sold by the Company pursuant to Section 2B of this Warrant) in connection with the Issuance is less than the Market Price of the Common Stock, determined as of the date of the Issuance; and/or (B) the value that the Company ascribed to any consideration other than cash received or to be received by the Company in connection with the Issuance is less than the fair value of such consideration. If the Holder gives a timely Challenge Notice raising the Challenge contemplated by the preceding clause (A), then the Market Price of a share of Common Stock shall be determined in accordance with the definitions of "Market Price" and "Fair Market Value" set forth herein. If a timely Challenge Notice raising the Challenge contemplated by the preceding clause (B) is given, then the fair value of any such non-cash/non-securities consideration shall be determined in accordance with Section 2(B)(v) hereof.

                  2B. Effect on Share Revision Price of Certain Events. For purposes of determining the Share Revision Price under Section 2A, the following shall be applicable:

                  (i) Issuance of Rights or Options. If the Company in any manner grants or sells any Options and the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option, or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option, is less than the Market Price determined as of such time, then such share of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For purposes of this subsection 2B(i), the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest respective amounts of consideration (if any) received and receivable by the Company with respect to any one share of Common Stock upon each of (1) the granting or sale of the Option, (2) the exercise of the Option and (3) the conversion or exchange of the Convertible Security. No further adjustment of the Share Revision Price or number of shares issuable hereunder shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Security and the lowest price per share for which any one share of Common Stock is issuable upon conversion or exchange thereof is less than the Market Price determined as of such time, then such share or shares of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For the purposes of this subsection 2B(ii), the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest respective amounts of consideration (if any) received and receivable by the Company with respect to any one share of Common Stock upon each of (1) the issuance of the Convertible Security and (2) the conversion or exchange of such Convertible Security. No further adjustment of the Share Revision Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Shares Revision Price or number of shares issuable hereunder had been or are to be made pursuant to other provisions of this Section 2B, no further adjustment of the Share Revision Price or number of shares issuable hereunder shall be made by reason of such issuance or sale of such Convertible Securities.

                  (iii) Change in Option Price or Conversion Rate. If (a) the purchase price provided for in any Options, (b) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities, or (c) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Share Revision Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Warrant Stock shall be correspondingly adjusted; provided that if such adjustment would result in a decrease in the number of shares issuable hereunder, such adjustment shall not be effective until 15 Business Days after written notice thereof has been given by the Company to the Holder of this Warrant; and provided, further, that no such adjustment shall have the effect of decreasing the number of shares issuable hereunder to an amount less than the initial number of shares issuable hereunder as of the date hereof.

                  (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the number of shares of Warrant Stock issuable hereunder shall be adjusted immediately to the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that if such expiration or termination would result in an decrease in the number of shares issuable hereunder, such adjustment shall not be effective until 15 Business Days after written notice thereof has been given to the Holder of this Warrant; and provided, further, that no such adjustment shall have the effect of decreasing the number of shares issuable hereunder as of the date hereof.

                  (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount of cash received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash deemed to be received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration deemed to be received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the nonsurviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the nonsurviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. If a timely Challenge Notice is given by the Holder as contemplated by Section 2A(iv) hereof, the "fair value" of any consideration other than cash or securities shall be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an Appraiser jointly selected by the Company and the Holder. The determination of such Appraiser shall be final and binding on the Company and the Holder, and the fees and expenses of the Appraiser shall be paid by the Company unless the fair value determined by the Appraiser is higher than 90% of the fair value proposed by the Company, in which case such fees and expenses shall be paid by the Holder.

                  (vi) Integrated Transactions. In case any Option is issued in connection with the issuance or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $.01.

                  (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Stock.

                  (viii) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or shares of common stock of another entity in connection with any spin-off or similar transaction to be consummated by the Company or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold if and when such dividend is declared or such other distribution is made or such right of subscription or purchase is granted, as the case may be.

                  (ix) Fractional Shares. The Company shall not be required to issue any fractional share of Common Stock upon exercise of this Warrant. As to any fractional share which the Holder would otherwise be entitled to purchase under such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the date of exercise.

                  2C. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock issuable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be proportionately decreased.

                  2D. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Holder) to insure that the Holder of this Warrant shall thereafter have the right, upon exercise of this Warrant, to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Warrant Stock immediately theretofore issuable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable in connection with such Organic Change with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore issuable and receivable upon exercise of this Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Holder) with respect to the Holder's rights and interests under this Warrant to insure that all of the provisions of this Warrant shall thereafter continue to be applicable to the Holder (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company and in which the value for the Common Stock reflected by the terms of such consolidation, merger or sale is less than the Market Price of the Common Stock determined as of such date, the provisions of Section 2A providing for an immediate adjustment of the Exercise Price and a corresponding immediate adjustment in the number of shares of Warrant Stock issuable upon exercise of this Warrant). The Company shall not effect any such consolidation, merger or sale in which the successor entity or purchasing entity is an entity other than the Company, unless prior to the consummation thereof, such successor entity or purchasing entity assumes by written instrument (in form and substance satisfactory to the Holder), the obligations to deliver to the Holder of this Warrant such shares of stock, securities or assets as the Holder may be entitled to acquire in accordance with the foregoing provisions.

                  2E. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board of Directors of the Company shall, in a manner satisfactory to the Holder, make an appropriate adjustment in the Exercise Price and the number of shares of Warrant Stock issuable upon exercise of this Warrant so as to protect the rights of the Holder of this Warrant; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Warrant Stock issuable as otherwise determined pursuant to this Section 2.

                  2F. No Avoidance. In the event the Company shall enter into any transaction for the purpose or with the intent of avoiding the provisions of this Section 2, the benefits provided by such provisions shall nevertheless apply and be preserved.

                  2G. Notices.

                  (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company shall give written notice to the Holder at least 15 Business Days prior to the date on which the Company closes its books or takes a record (a) with respect to any dividend or distribution upon the Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (iii) The Company shall also give written notice to the Holder at least 15 Business Days prior to the date on which any Change of Control, dissolution or liquidation shall take place.

         Section 3. Pre-emptive Rights on New Equity Issuances.

         3A. Pre-emptive Rights.

                  So long as the Holder holds any Underlying Warrant Stock or any Warrant Stock (or the right to purchase any such Warrant Stock), the Company shall, prior to any issuance or sale of any shares of Common Stock, any Options (excluding, however, (i) any Options issued to employees of the Company after the date hereof, net of any cancellations after the date hereof of any Options issued to employees of the Company other than cancellations of Options with an exercise price of equal to or greater than ten dollars ($10.00) per share unless such options become Common Stock Deemed Outstanding, in the ordinary course of business up to 600,000 shares in the aggregate between the Date of Issuance and the fifth anniversary thereof and (ii) any shares of Common Stock granted to employees of the Company as compensation after the date hereof in the ordinary course of business up to 400,000 shares in the aggregate between the Date of Issuance and the fifth anniversary thereof) any Convertible Securities or any shares of its other equity securities, if any, offer (the "Offer") to the Holder the right to purchase up to the Holder's proportionate share (based on the Underlying Warrant Stock held or deemed to be held by the Holder relative to the total Common Stock Deemed Outstanding), of such securities, as of the date of the Offer. The purchase price per share or other unit for such securities to be offered to the Holder (the "Offered Securities") which shall be payable by the Holder shall be equal to the price or other consideration per share or other unit for which such securities are proposed to be sold by the Company in the proposed issuance or sale. The pre-emptive rights set forth in this Section 3A shall terminate thirty (30) days (the "Refusal Period") following receipt of the Offer by the Holder.

         3B. The Offer.

                  (i) The Offer, which shall be in writing, shall (a) describe the type and total number of the Offered Securities, (b) identify the price and payment terms therefor, and (c) provide any other material facts relating to such issuance or sale. The Holder may elect to purchase all or any portion of its proportionate share (based on the Underlying Warrant Stock held or deemed to be held by the Holder relative to the total Common Stock Deemed Outstanding) of the Offered Securities by giving written notice of the exercise of such right to the Company prior to the expiration of the Refusal Period.

                  (ii) If the Holder does not elect to purchase all of the Offered Securities, the Offered Securities not purchased may be sold by the Company at any time within thirty (30) days after the end of the Refusal Period. Any such sale shall be at the price and upon other terms and conditions not more favorable than those specified in the Offer. Any Offered Securities not sold within such thirty (30) day period after the end of the Refusal Period shall continue to be subject to the requirements of this Section 3.

                  (iii) Any sales pursuant to this Section 3 shall be made at such place as the Company and the Holder may mutually agree or, in the event that they cannot so agree, the offices of the Company and, in any event, within thirty (30) days after the expiration of the Refusal Period. Such sales shall be effected by the Company's delivery to the Holder of certificates evidencing the Offered Securities to be purchased by the Holder, against payment to the Company of the purchase price therefor.

                  (iv) Notwithstanding the foregoing, with respect to (i) any Options issued to employees of the Company after the date hereof, net of any cancellations after the date hereof of any Options issued to employees of the Company other than cancellations of Options with an exercise price of equal to or greater than ten dollars ($10.00) per share unless such options become Common Stock Deemed Outstanding, in the ordinary course of business, in excess of 600,000 shares in the aggregate between the Date of Issuance and the fifth anniversary thereof and (ii) any shares of Common Stock granted to employees of the Company as compensation after the date hereof in the ordinary course of business in excess of 400,000 shares in the aggregate between the Date of Issuance and the fifth anniversary thereof, the Offer to the Holder to purchase shares as provided in Section 3A above shall be made on a quarterly basis in connection with Option issuance and share grant activity, as described above, for the preceding three months. Notwithstanding the foregoing, if a Trigger Event as defined in Section 6 occurs, an Offer in connection with Option issuance and share grants, as provided by this Section, shall be made contemporaneously with the occurrence of the Trigger Event.

         Section 4. Dividends. If the Company declares or pays a dividend upon the Common Stock (i) payable otherwise than in cash out of earnings or earned surplus (determined in accordance with GAAP consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend") or
(ii) in cash out of earnings or earned surplus (determined in accordance with GAAP consistently applied), then the Company shall pay to the Holder of this Warrant at the time of payment thereof the Liquidating Dividend or other dividend which would have been paid to the Holder on the Warrant Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend or other dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

         Section 5. Registration Rights. This Warrant and each share of Warrant Stock issued upon exercise of this Warrant will be entitled to the benefits of the Registration Rights Agreement, which shall be in form and substance as set forth in Exhibit III hereto.

         Section 6. Put Arrangement.

                  (i) At any time during the period commencing on the earliest to occur of (a) the fourth anniversary of the Date of Issuance, (b) the payment in full of the Loans, (c) so long as the Holder or one of its Affiliates is a Lender at the time, the acceleration of the Loans, (d) the consummation of a Qualifying Public Offering or (e) a Change of Control (each, a "Trigger Event") and ending on the fifth anniversary of the Date of Issuance, the Holder will have the right to cause the Company to repurchase (the "Put") all or any portion of the Holder's shares of Underlying Warrant Stock then in existence by delivering written notice (the "Put Notice") to the

Company. The date on which the Company receives a Put Notice hereinafter is referred to as a "Delivery Date."

                  (ii) Upon the delivery of a Put Notice, the Company and the Holder shall promptly (and in any event within 10 days after delivery of the final Election Notice) meet for the purpose of determining the Put Price, which Put Price shall be determined in accordance with the provisions of this Warrant as provided in the definition of the term "Put Price". In the event the Holder does not agree with the Company's determination of Fair Market Value, (as used for purposes of the definition of Put Price), the Holder may deliver written notice to the Company (a "Notice of Objection") challenging the Fair Market Value used by the Company in connection with determining the Put Price. If the Holder gives a timely Notice of Objection, Fair Market Value for the purposes of determining the Put Price shall be determined in the manner contemplated by the definition of Fair Market Value. Promptly upon determination of the Put Price with respect thereto and in no event less than 10 days prior to the date of any Put Closing, the Company and the Holder shall determine the time and place of the Put Closing; in the event that the Company and the Holder cannot so agree, the Holder shall determine the time and place of the Put Closing. The Holder may deliver to the Company all or any portion of this Warrant (rather than shares of Warrant Stock) held in satisfaction of the sale of the Underlying Warrant Stock, in which event the Put Price will be reduced by the Exercise Price of the Warrant or portion thereof so delivered.

                  (iii) At any Put Closing, the Holder shall deliver to the Company certificates representing the Put Shares or the portion of this Warrant, as applicable, and the Company shall deliver to the Holder the product of (x) the Put Price multiplied by (y) the number of Put Shares, by cashier's or certified check or wire transfer of immediately available funds payable to the Holder.

                  (iv) The Company shall not be required to pay cash or property to repurchase Put Shares to the extent the sole reason for not doing so is that it is prohibited from doing so under the Delaware General Corporation Law due to a lack of surplus; provided that the Company will take all reasonable steps necessary or desirable to make such payments under this Section 5, including, without limitation, reducing its capital and/or increasing its net assets (by reappraisal or otherwise).

                  (v) Notwithstanding the foregoing provisions of this Section 5, this subsection (v) shall apply in the event of a Change of Control. The Company shall give the Holder of Underlying Warrant Stock at least 15 Business Days prior written notice of any transaction that results in a Change of Control (a "Change of Control Transaction"). If the Holder delivers a Put Notice at least five days prior to such a Change of Control Transaction, the Put Closing shall be held on the same date as the closing of the a Change of Control Transaction. If the Change of Control Transaction involves the sale of all or substantially all of the common equity (whether accomplished by merger, consolidation, reorganization or other business combination) or assets of the Company, the Fair Market Value of the Company to be used in connection with determining the Put Price as provided in the definition of Put Price shall be the product of (A) the highest price per share paid (whether directly or indirectly by way of a purchase of assets of the Company) by an independent third party in such Change of Control Transaction, multiplied by

(B) the sum of the total number of shares of Common Stock Deemed Outstanding as of the closing of the Change of Control Transaction, plus the number of shares of Common Stock issuable upon exercise of this Warrant as of the closing of the Change of Control Transaction, and, in the case of Options and Convertible Securities, only to the extent such Options and Convertible Securities are exercisable and "in the money" as of, and after giving effect to any acceleration of vesting as a result of, the closing of the Change of Control Transaction. For purposes of this paragraph, "price per share paid" means all cash and other property, if any, payable to any holder of Common Stock or their Affiliates in connection with such transaction, and includes all amounts payable over time, all contingent payments, all fees and all other amounts. The Holder may deliver to the Company all or any portion of this Warrant (rather than shares of Warrant Stock) in satisfaction of the sale of the Holder's Underlying Warrant Stock hereunder, in which event the Put Price payable to the Holder will be reduced by the aggregate Exercise Price of the Warrant or portion thereof, as applicable, so delivered.

         Section 7. Definitions. The following terms have meanings set forth below:

                  "Appraiser" means an investment banking or appraisal firm of nationally recognized standing.

                  "Book Value" shall be determined in accordance with GAAP.

                  "Change of Control"-as defined in the Credit Agreement.

                  "Change of Control Transaction" - as defined in Section 6(v) hereof.

                  "Common Stock" means the Company's common stock, par value $0.01 per share.

                  "Common Stock Deemed Outstanding" means, at any given time and from time to time, the number of shares of Common Stock actually outstanding at such time, plus the maximum number of shares of Common Stock deemed from time to time to be outstanding pursuant to Sections 2B(i) and 2B(ii) (without duplication) or issuable upon exercise, conversion or exchange of any outstanding Options or Convertible Securities, in each case regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon exercise of this Warrant. "Common Stock Deemed Outstanding" shall exclude shares of Common Stock issuable upon the exercise of Options issued and outstanding on the date of this Warrant with an exercise price of greater than or equal to ten dollars ($10.00) per share; provided, however, such shares shall be included in determining "Common Stock Deemed Outstanding" at any time after the Date of Issuance that
(a) the Market Price of the Common Stock exceeds the exercise price of such Options and (b) the Options to which such shares are related remain outstanding.

                  "Convertible Securities" mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

                  "Credit Agreement" has the meaning ascribed in the preamble hereto.

                  "Fair Market Value" means the fair market value of the Company's entire common equity, on a fully diluted basis, determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value without giving effect to any discount for any lack of liquidity attributable to a lack of a public market for such security, any block discount or discount attributable to the size of any Person's holdings of such security, any minority interest or any voting rights thereof or lack thereof and without giving effect to any control premium, plus (to the extent not otherwise taken into consideration in the determination of fair market value of the Company's entire common equity) the aggregate amount of cash or property payable or to be surrendered to the Company upon exercise or conversion of Options and Convertible Securities and the principal amount of any debt constituting Convertible Securities. If (i) a timely Challenge Notice with respect to any Issuance is given as contemplated by Section 2A(iv) or 2B(v) hereof or (ii) a timely Notice of Objection is given pursuant to Section 5(ii) hereof, then the Company and the Holder will use reasonable efforts to determine Fair Market Value, but if the Company and the Holder are unable to agree on Fair Market Value within 10 days after meeting (the date on which such persons so meet is referred to as the "Meeting Date") for the purpose of determining the Fair Market Value, the Company and the Holder shall, within 20 days after the Meeting Date, mutually select an Appraiser to make a determination of the Fair Market Value (who shall make such determination within 30 days after selection); provided that if such persons are unable to agree upon the selection of an Appraiser within such 20-day period, the Fair Market Value shall be determined as follows: the Company and the Holder shall, within 5 days after their failure to agree upon the selection of an Appraiser, each select their own Appraiser to determine the "Fair Market Value." Each such Appraiser shall make a determination of the "Fair Market Value" within 30 days after the date of selection. If the "Fair Market Value" as determined by one Appraiser is within 10% of the "Fair Market Value" determined by the other Appraiser, then the Fair Market Value shall be the average of the "Fair Market Values" determined by the two Appraisers. If the "Fair Market Value" determined by one Appraiser is not within 10% of the "Fair Market Value" of the other Appraiser, then such two Appraisers shall promptly select a third Appraiser, which Appraiser shall make a determination of the "Fair Market Value" as promptly as possible but, in any event, within 60 days after the Meeting Date, and the Fair Market Value shall be the median of the "Fair Market Values" determined by the three Appraisers. The determination of the Fair Market Value pursuant to the preceding sentences shall be final and binding upon the Company and the Holder. All fees and expenses of the Appraisers determining the Fair Market Value of the Company shall be borne by the Company unless the Fair Market Value as so determined is no higher than 110% of the Fair Market Value as proposed by the Company, in which event such fees and expenses shall be paid by the Holder.

                  "Market Price" means as to any security (other than this Warrant) the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed or quoted, including for this purpose, The Nasdaq Stock Market, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed or quoted, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange, the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted on The Nasdaq Stock Market or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof (taking into account, in the case of a determination of the Market Price of shares of Common Stock, any outstanding Options and Convertible Securities) determined based on the Fair Market Value of the Company (determined in accordance with the definition of "Fair Market Value"). Any determination of Market Price of a security will be made without giving effect to any discount for any lack of liquidity attributable to a lack of a public market for such security, any block discount or discount attributable to the size of any Person's holdings of such security, any minority interest or any voting rights thereof or lack thereof and without giving effect to any control premium. The "Market Price" of all or a portion of this Warrant means the excess of (i) the Market Price of the shares of Warrant Stock issuable upon exercise thereof over
(ii) the Aggregate Exercise Price of the Warrant Stock payable in connection with such exercise. For purposes of Section 1B(i)(d)(2) above, the "Market Price" of any debt security or any preferred stock of the Company or any of its wholly-owned Subsidiaries shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof (as applicable) plus all accrued and unpaid interest or dividends thereon (as applicable) plus all premium and other amounts owing with respect thereto.

                  "Obligations" - as defined in the Credit Agreement.

                  "Options" mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                  "Public Offering" means the consummation of an underwritten public offering pursuant to an effective registration statement filed by the Company (or any successor entity to the Company) with the Securities and Exchange Commission under the Securities Act with respect to common equity of the Company (or any successor entity to the Company).

                  "Put Price" shall equal, with respect to each share of Underlying Warrant Stock, the higher of (x) the quotient obtained by dividing
(i) the higher of (a) the Fair Market Value of the Company as of the Delivery Date and (b) the Book Value of the Company as of the Delivery Date by (ii) the sum of the total number of shares of Common Stock outstanding as of the Delivery Date plus the number of shares of Common Stock issuable upon exercise or conversion of any Options or Convertible Securities as of the Delivery Date (including the Warrant), in each case only to the extent such Options and Convertible Securities are exercisable and "in-the-money" on the Delivery Date and in each case calculated as of the Delivery Date and (y) the Market Price of a share of Common Stock, calculated as of the Delivery Date. The expenses of determining the Put Price shall be borne by the Company.

                  "Qualifying Public Offering" means the consummation of a Public Offering with gross proceeds to the Company (or any successor entity to the Company) of at least $10,000,000.

                  "Underlying Warrant Stock" means (i) the Common Stock issued or issuable upon exercise of this Warrant and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes hereof, any Person who holds all or a portion of this Warrant shall be deemed to be the holder of the Underlying Warrant Stock obtainable upon exercise of this Warrant in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise of this Warrant, such Underlying Warrant Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Warrant Stock hereunder. As to any particular shares of Underlying Warrant Stock, such shares shall cease to be Underlying Warrant Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any of its Subsidiaries.

                  "Warrant Stock" means the Common Stock, provided that if there is a change such that the securities issuable upon exercise of this Warrant are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Warrant Stock" shall mean one share of the security issuable upon exercise of this Warrant if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

         Section 7. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the Holder to any voting rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of the Holder for the Exercise Price of Warrant Stock issuable by exercise hereof or as a stockholder of the Company.

         Section 8. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

         Section 9. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

         Section 11. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Holder is a financial institution, mezzanine fund or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver, in lieu thereof, a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 12. Notices. Except as otherwise expressly provided herein, any notice or other communication required shall be in writing addressed (i) to the Company, at its principal executive offices and (ii) to the Holder of this Warrant, at the Holder's address as it appears in the records of the Company (unless otherwise indicated by the Holder), may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 3:00 p.m. New York time; (c) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

         Section 13. Amendment and Waiver. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Warrant, or consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Holder and the Company. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Company or the Holder of this Warrant in any case shall entitle the Company or the Holder to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this
Section 13 shall be binding upon the Holder of this Warrant and the Company.

         Section 14. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         Section 15. Headings. Section and subsection headings are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

         Section 16. Severability. The invalidity, illegality, or unenforceability in any jurisdiction of any provision under this Warrant shall not affect or impair the remaining provisions in this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and to be dated the Date of Issuance hereof.


                                        COMFORT SYSTEMS USA, INC.

                                        By    /s/ J. Gordon Beittenmiller
                                          --------------------------------------
                                        Name  J. Gordon Beittenmiller
                                            ------------------------------------
                                        Title Executive Vice President
                                             -----------------------------------

                                                                       EXHIBIT I


                               EXERCISE AGREEMENT

To:                                  Dated:

         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W____), hereby agrees to subscribe for the purchase of ______ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor in accordance with the terms of such Warrant at the price per share provided by such Warrant.


                                         Signature
                                                  ------------------------------

                                         Address
                                                --------------------------------

                                                                      EXHIBIT II


                                   ASSIGNMENT


         FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W_____) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:


Name of Assignee         Address                                No. of Shares
----------------         -------                                -------------



Dated:                                  Signature
                                                 -------------------------------


                                                 -------------------------------

                                        Witness
                                                 -------------------------------

                                                                     EXHIBIT III


                          REGISTRATION RIGHTS AGREEMENT